Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 14, 2022 (this “First Amendment”), is by and among CRESTWOOD MIDSTREAM PARTNERS LP, a limited partnership organized under the laws of Delaware (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with any successor administrative agent in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with any successor collateral agent in such capacity, the “Collateral Agent”), the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”) and the other Lenders (as defined in the Credit Agreement described below) party hereto.

RECITALS

A. The Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other agents and Issuing Banks referred to therein are parties to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower;

B. Subject to the terms and conditions of the Credit Agreement, the Borrower may increase the existing aggregate Revolving Facility Commitments (each such increased Revolving Facility Commitment, an “Incremental Commitment”) by increasing the Revolving Facility Commitment of one or more existing Lenders (each such Lender, an “Increasing Lender”);

C. Each Incremental Lender party to this First Amendment (i) constitutes an Increasing Lender, and (ii) desires to provide an Incremental Commitment as specified on Schedule 1 attached hereto upon the terms and subject to the conditions set forth herein;

D. The Borrower wishes, and the Lenders signatory hereto, the Administrative Agent and the Collateral Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this First Amendment refer to articles and sections of the Credit Agreement.

SECTION 2. Incremental Commitments.

(a)

Each Incremental Lender hereby agrees that (i) its Revolving Facility Commitment will be increased by the amount of its Incremental Commitment set forth on Schedule 1 attached hereto effective as of the First Amendment Effective Date (as defined in Section 4 below), (ii) after giving effect to such increase, its total Revolving Facility Commitment will be the amount of its “Total Revolving Facility Commitment” set forth on Schedule 1 attached hereto, and (iii) it shall continue to be a Lender under the Credit Agreement. The parties hereto hereby acknowledge that this First Amendment constitutes the written notice required pursuant to Section 2.20(a) and Section 2.20(e) of the Credit Agreement (as such sections are labeled after giving effect to the amendments described in Section 3(d) below).

Execution Version

(b)

On the First Amendment Effective Date, (i) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the existing Lenders, at the principal amount thereof, such interests in the outstanding Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans outstanding on such date that will result in, after giving effect to all such assignments and purchases, such Revolving Facility Loans and participations in Revolving Letters of Credit and Swingline Loans being held by existing Lenders and Incremental Lenders ratably in accordance with their Revolving Facility Commitments after giving effect to the addition of such Incremental Commitments to the Revolving Facility Commitments, (ii) each Incremental Commitment shall be deemed, for all purposes, a Revolving Facility Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Facility Loan and have the same terms as any existing Revolving Facility Loan and (iii) each Incremental Lender shall become a Lender with respect to its Revolving Facility Commitment and all matters relating thereto.

(c)

Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement, the Parent Guarantee and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Parent Guarantee and the other Loan Documents as are delegated to Administrative Agent or the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(d)

Each Lender party hereto (including, for the avoidance of doubt, each undersigned Lender that is not an Incremental Lender (if any)) hereby agrees that the Borrower shall not be required to make any break funding payments to such Lender which may otherwise be required under Section 2.16 of the Credit Agreement (as in effect immediately prior to the First Amendment Effective Date) solely resulting from the increase in the Revolving Facility Commitments effected pursuant to this First Amendment; provided, that each Lender’s waiver of such break funding payments set forth in this paragraph (d) is a limited, one-time waiver, and nothing contained herein shall obligate the Administrative Agent or any Lender to grant any additional or future waiver with respect to, or in connection with, any provision of the Credit Agreement, the Parent Guarantee or any other Loan Document.

Execution Version

SECTION 3. Amendments to Credit Agreement. As of the First Amendment Effective Date, the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

i.	“First Amendment Effective Date” shall mean October 14, 2022.

ii.	“Marcellus Divestiture” shall mean the sale of certain assets of Crestwood Marcellus Midstream LLC (and certain of its Affiliates) to Antero Midstream LLC pursuant to the Marcellus Purchase Agreement.

iii.

“Marcellus Purchase Agreement” shall mean the Purchase and Sale Agreement, dated as of September 9, 2022, by and between Crestwood Marcellus Midstream LLC, as seller, and Antero Midstream LLC, as buyer (without giving effect to any amendments, supplements or modifications thereto that are materially adverse to the Lenders in their capacities as such without the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed)).

iv.

“Subject Transaction” shall mean, with respect to any period, (a) any acquisition or the making of other Investments not prohibited by this Agreement, (b) any disposition, transfer, sale, incurrence, issuance, refinancing, provision of incremental commitments, or prepayment of Indebtedness not prohibited by this Agreement, (c) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with this Agreement or (d) any other event that by the terms of this Agreement requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis.

(b)

Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of the definition of “Revolving Facility Commitment”: “Following the First Amendment Effective Date, the aggregate amount of the Revolving Facility Commitments is U.S. $1,750.00 million.”

(c)

Section 1.02 of the Credit Agreement is hereby amended to add the following sentence to the end thereof: “Notwithstanding anything to the contrary herein, financial ratios or baskets (including the Total Leverage Ratio, Interest Coverage Ratio, Senior Secured Leverage Ratio, and baskets determined by reference to Consolidated Total Assets) contained in this Agreement that are calculated with respect to any applicable period during which any Subject Transaction occurs shall be calculated with respect to such period and such Subject Transaction on a pro forma basis.”

(d)	Section 2.20 of the Credit Agreement is hereby amended to update the labeling of subsections (i), (a), (b), (c), (d) and (e) thereof to be subsections (a), (b), (c), (d), (e) and (f), respectively.

(e)

Section 2.20(a) of the Credit Agreement (after giving effect to the amendment set forth in Section 3(d) above) is hereby amended to replace “not to exceed $350.0 million” where it appears therein with “following the First Amendment Effective Date, not to exceed $100.0 million”.

(f)

Section 6.05 of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (l), (ii) replace the “.” at the end of clause (m) with “; and” and (iii) add the following new clause (n): “the consummation of the Marcellus Divestiture.”

Execution Version

(g)	Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as attached hereto.

SECTION 4. Conditions to Effectiveness. The amendments set forth in Section 3 of this First Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement):

(a)

The Administrative Agent shall have received, from the Required Lenders, the Incremental Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.

(b)

The Administrative Agent shall have received a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, executed and delivered by each of the Loan Parties and Crestwood Equity Partners with respect to its guarantees and obligations under the Loan Documents and the Parent Guarantee, as applicable, and the Liens granted by it under the Security Documents.

(c)

The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the First Amendment Effective Date, the favorable written opinion of Simpson Thacher & Bartlett LLP, special counsel for the Loan Parties and Crestwood Equity Partners, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the First Amendment Effective Date in substantially the same scope as the opinions delivered under the Credit Agreement prior to the First Amendment Effective Date.

(d)

The Agents shall have received all fees and other amounts due and payable to the Administrative Agent, the Collateral Agent, any Joint Lead Arranger or any Lender on or prior to the First Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or any other Loan Document.

(e)

The Administrative Agent shall have received all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S.A. PATRIOT Act, that has been reasonably requested by the Administrative Agent at least ten (10) days in advance of the First Amendment Effective Date. To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any Lender requests, in a written notice to the Borrower at least ten (10) days prior to the First Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower, each such Lender shall have received such Beneficial Ownership Certification at least two (2) days prior to the First Amendment Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this First Amendment, the condition set forth in this sentence shall be deemed to be satisfied with respect to such Lender).

Execution Version

(f)

The Administrative Agent shall have received with respect to each Loan Party and Crestwood Equity Partners: (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary, Assistant Secretary, Director, President or similar officer or the general partner, managing member or sole member, of each Loan Party and Crestwood Equity Partners, in each case dated the First Amendment Effective Date and certifying (1) that attached thereto are true and correct copies of the organizational documents of such Person or that there have been no changes to the organizational documents thereof from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party and Crestwood Equity Partners (or its managing general partner or managing member) authorizing the execution, delivery and performance of this First Amendment and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Amendment Effective Date, (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and Crestwood Equity Partners and (4) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party and Crestwood Equity Partners or, to the knowledge of such Person, threatening the existence of such Loan Party and Crestwood Equity Partners.

(g)	The Administrative Agent shall have received a note executed by the Borrower in favor of each Lender requesting a note.

(h)

(A) At the time of and after giving effect to this First Amendment, (i) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents and the Parent Guarantee shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are expressly qualified by materiality (in which case such representations and warranties shall be true and correct in all respects as of the applicable date), (ii) no Event of Default or Default exists before or after giving effect to the Incremental Commitments hereunder and (iii) the Borrower and its Restricted Subsidiaries are in compliance, on a Pro Forma Basis after giving effect to the Incremental Commitments hereunder (assuming such Incremental Commitments are fully drawn), with the Financial Performance Covenants recomputed as at the last day of the most recently ended fiscal quarter of the Borrower and its Restricted Subsidiaries, and (B) the Administrative Agent shall have received an officer’s certificate of a Responsible Officer of the Borrower certifying as to the matters set forth in clause (A).

(i)

The Administrative Agent, each Incremental Lender (solely with respect to its own Incremental Commitment) and the Borrower shall have agreed upon Schedule 1 to this First Amendment, the Administrative Agent shall have provided an updated Schedule 2.01 to the Credit Agreement reflecting changes to the Lenders’ Commitments in accordance with Section 2 above, and Schedule 1 and Schedule 2.01 shall have been attached to this First Amendment.

Execution Version

(j)	If there will be a Borrowing on the First Amendment Effective Date, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03 of the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Post-Closing Covenant. Within sixty (60) days of the First Amendment Effective Date (or such later date as agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received, upon the reasonable request of the Administrative Agent and/or the Collateral Agent, (x) mortgage modifications or new Mortgages with respect to any Mortgaged Property in each case in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent, and (y) all other items reasonably requested by the Collateral Agent that are reasonably necessary to maintain the continuing perfection or priority of the Lien of the Mortgages as security for such Obligations.

SECTION 6. Miscellaneous.

(a)

Confirmation. The provisions of the Parent Guarantee and the Loan Documents, as amended by this First Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (c) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (ii) as of the date hereof, before and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

(c)

Loan Document. This First Amendment and each agreement, instrument, certificate or document executed by the Borrower, any other Loan Party or Crestwood Equity Partners or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

Execution Version

(d)

Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03 of the Credit Agreement. Delivery of an executed counterpart to this First Amendment by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this First Amendment, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this First Amendment or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties or Crestwood Equity Partners, electronic images of this First Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

(e)

NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, THE PARENT GUARANTEE, THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

Execution Version

(f)	GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.11 AND SECTION 9.15 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS FIRST AMENDMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

CRESTWOOD MIDSTREAM PARTNERS LP,
as Borrower

By:	/s/ Michael Post
Name: Michael Post
Title: Vice President, Associate General Counsel and Corporate Secretary

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and a Lender

By:	/s/ Chris Lyons
Name: Chris Lyons
Title: Managing Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Citibank, N.A., as a Lender and Issuing Bank

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Zions Bancorporation, N.A. dba Amegy Bank, as a Lender

By:	/s/ Cameron Burns
Name: Cameron Burns
Title: Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Truist Bank, as a Lender and Issuing Bank

By:	/s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Regions Bank, as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Managing Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Enterprise Bank & Trust, as a Lender

By:	/s/ Aaron Wiens
Name: Aaron Wiens
Title: VP, Relationship Manager

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Liana Chernysheva
Name: Liana Chernysheva
Title: Authorized Signatory

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Bank of America, N.A., as a Lender and Issuing Bank

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A. as a Lender and Issuing Bank

By:	/s/ Michael A. Harvey
Name:	Michael A. Harvey
Title:	Authorized Officer

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

CITIZENS BANK, N.A. as a Lender

By:	/s/ Cameron Spence
Name:	Cameron Spence
Title:	Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Isabel Araujo
Name:	Isabel Araujo
Title:	Portfolio Manager

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

MUFG Bank, Ltd., as a Lender

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Authorized Signatory

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

First-Citizens Bank & Trust Company, as a Lender

By:	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

Royal Bank of Canada, as a Lender and Issuing Bank

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Senior Vice President

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew B. Vernon
Name:	Andrew B. Vernon
Title:	Authorized Signatory

Signature Page to First Amendment to

Third Amended and Restated Credit Agreement

SCHEDULE 1

INCREMENTAL COMMITMENTS

Name of Incremental Lender	Existing Revolving Facility Commitment	Incremental Commitment	Total Revolving Facility Commitment
Wells Fargo Bank, National Association	$90,000,000.00	$17,750,000	$107,750,000.00
Bank of America, N.A.	$90,000,000.00	$17,725,000.00	$107,725,000.00
Citibank, N.A.	$90,000,000.00	$17,725,000.00	$107,725,000.00
JPMorgan Chase Bank, N.A.	$90,000,000.00	$17,725,000.00	$107,725,000.00
Royal Bank of Canada	$90,000,000.00	$17,725,000.00	$107,725,000.00
Truist Bank	$90,000,000.00	$17,725,000.00	$107,725,000.00
Capital One, National Association	$90,000,000.00	$17,725,000.00	$107,725,000.00
Citizens Bank, N.A.	$90,000,000.00	$17,725,000.00	$107,725,000.00
Morgan Stanley Bank, N.A.	$87,000,000.00	$17,725,000.00	$104,725,000.00
Morgan Stanley Senior Funding, Inc.	$3,000,000.00	$0.00	$3,000,000.00
MUFG Bank, Ltd.	$90,000,000.00	$17,725,000.00	$107,725,000.00
Regions Bank	$90,000,000.00	$17,725,000.00	$107,725,000.00
Goldman Sachs Bank USA	$70,000,000.00	$13,750,000.00	$83,750,000.00
PNC Bank, National Association	$70,000,000.00	$13,750,000.00	$83,750,000.00
The Bank of Nova Scotia, Houston Branch	$70,000,000.00	$13,750,000.00	$83,750,000.00
The Toronto-Dominion Bank, New York Branch	$70,000,000.00	$13,750,000.00	$83,750,000.00
U.S. Bank National Association	$70,000,000.00	$0.00	$70,000,000.00
Comerica Bank	$50,000,000.00	$0.00	$50,000,000.00
First-Citizens Bank & Trust Company	$45,000,000.00	$0.00	$45,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	$40,000,000.00	$0.00	$40,000,000.00
Enterprise Bank & Trust	$25,000,000.00	$0.00	$25,000,000.00

SCHEDULE 2.01 Revolving Facility Commitments

Lender	Amount
Wells Fargo Bank, National Association	$107,750,000.00
Bank of America, N.A.	$107,725,000.00
Citibank, N.A.	$107,725,000.00
JPMorgan Chase Bank, N.A.	$107,725,000.00
Royal Bank of Canada	$107,725,000.00
Truist Bank	$107,725,000.00
Capital One, National Association	$107,725,000.00
Citizens Bank, N.A.	$107,725,000.00
Morgan Stanley Bank, N.A.	$104,725,000.00
Morgan Stanley Senior Funding, Inc.	$3,000,000.00
MUFG Bank, Ltd.	$107,725,000.00
Regions Bank	$107,725,000.00
Goldman Sachs Bank USA	$83,750,000.00
PNC Bank, National Association	$83,750,000.00
The Bank of Nova Scotia, Houston Branch	$83,750,000.00
The Toronto-Dominion Bank, New York Branch	$83,750,000.00
U.S. Bank National Association	$70,000,000.00
Comerica Bank	$50,000,000.00
First-Citizens Bank & Trust Company	$45,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	$40,000,000.00
Enterprise Bank & Trust	$25,000,000.00